                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-5281

                        Oppenheimer Champion Income Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount         Value
                                                                     -----------   ------------
ASSET-BACKED SECURITIES--0.0%
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond
Obligations, Series 1A, Cl. D, 6/13/11(1,2)                          $ 5,421,424   $         --
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through
Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29(3,4)              437,665         20,789
                                                                                   ------------
Total Asset-Backed Securities (Cost $3,181,602)                                          20,789
                                                                                   ------------
CORPORATE BONDS AND NOTES--86.8%
CONSUMER DISCRETIONARY--21.2%
AUTO COMPONENTS--1.3%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15(5)                   4,440,000      4,673,100
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14(1,2)                                       1,995,000      2,184,525
8.25% Sr. Unsec. Nts., 8/1/10(1,2)                                       220,000        240,900
                                                                                   ------------
                                                                                      7,098,525
                                                                                   ------------
DIVERSIFIED CONSUMER SERVICES--0.3%
StoneMor Operating LLC/Cornerstone Family Service of West
Virginia, Inc./Osiris Holdings of Maryland Subsidiary, Inc.,
10.25% Sr. Nts., 12/1/17(5)                                            1,415,000      1,443,300
                                                                                   ------------
HOTELS, RESTAURANTS & LEISURE--5.7%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(5)                            1,695,000      1,559,400
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16(5)                 1,510,000      1,500,563
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13(1,2,5)              4,163,000        286,206
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18              4,873,000      4,020,225
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14           2,851,000      2,580,155
Landry's Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15             1,885,000      1,960,400
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15(1,5)        6,390,000      1,006,425
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14                                               2,060,000      1,642,850
6.75% Sr. Unsec. Nts., 4/1/13                                          4,065,000      3,648,338
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                                   1,345,000      1,096,175
8% Sr. Sub. Nts., 4/1/12                                               2,870,000      2,518,425
11.50% Sr. Sec. Nts., 11/1/17(5)                                       3,240,000      3,223,800
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19        1,510,000      1,559,075
Pinnacle Entertainment, Inc.:
8.625% Sr. Nts., 8/1/17(5)                                               425,000        439,875
8.75% Sr. Sub. Nts., 5/15/20(5)                                        1,125,000      1,047,656
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,2,5)                      3,900,000             --
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14(1,2)        10,420,000        130,250
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                   3,345,000      3,395,175
                                                                                   ------------
                                                                                     31,614,993
                                                                                   ------------
HOUSEHOLD DURABLES--1.8%
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                                    1,100,000        962,500
8.875% Sr. Sub. Nts., 4/1/12                                           2,945,000      2,738,850
Libbey Glass, Inc., 10% Sr. Sec. Nts., 2/15/15(3)                      2,075,000      2,158,000
                                                                                   ------------


                      1 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount        Value
                                                                     -----------   ------------
HOUSEHOLD DURABLES CONTINUED
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds
Group Luxembourg SA, 8.50% Sr. Nts., 5/15/18(5)                      $ 3,890,000   $  3,836,513
                                                                                   ------------
                                                                                      9,695,863
                                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS--1.7%
Colt Defense LLC/Colt Finance Corp., 8.75% Sr. Unsec. Nts.,
11/15/17(5)                                                            2,080,000      1,658,800
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18(5)                      4,630,000      4,583,700
Easton-Bell Sports, Inc., 9.75% Sr. Sec. Nts., 12/1/16(5)              3,295,000      3,426,800
                                                                                   ------------
                                                                                      9,669,300
                                                                                   ------------
MEDIA--7.2%
American Media Operations, Inc.:
5.895% Sr. Unsec. Nts., 5/1/13(5,6)                                       14,860          9,733
9.17% Sr. Sub. Nts., 11/1/13(5,6)                                     10,854,233      7,109,523
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27               1,712,000      1,519,400
Cengage Learning Acquisitions, Inc., 13.25% Sr. Sub. Nts.,
7/15/15(5)                                                             1,645,000      1,538,075
Charter Communications, Inc., 13.50% Sr. Nts., 11/30/16                2,226,863      2,605,430
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11                                    435,000        415,425
6.25% Nts., 3/15/11                                                    3,155,000      3,052,463
10.75% Sr. Unsec. Unsub. Nts., 8/1/16                                  3,485,000      2,465,638
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15(5)                5,340,000      5,206,500
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14(4)                    1,270,000      1,050,925
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17(5)                  3,825,000      3,901,500
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14(1)                                        7,140,000            714
6.875% Sr. Unsec. Sub. Nts., 10/1/13(1,2)                             13,500,000          1,350
Nexstar Broadcasting, Inc., 8.875% Sr. Sec. Nts., 4/15/17(5)             935,000        944,350
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13                    610,000        521,550
Reader's Digest Association, Inc., 9.50% Sr. Sec. Nts.,
2/15/17(4,5)                                                           1,485,000      1,488,713
TL Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15(5)                     3,710,000      3,468,850
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub. Nts.,
3/15/15(5,6)                                                           3,465,461      2,902,324
WMG Holdings Corp., 9.50% Sr. Unsec. Nts., 12/15/14                    1,555,000      1,555,000
                                                                                   ------------
                                                                                     39,757,463
                                                                                   ------------
MULTILINE RETAIL--1.3%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub. Nts., 3/15/14     4,210,000      4,157,375
Neiman Marcus Group, Inc. (The):
9% Sr. Unsec. Nts., 10/15/15                                           1,600,000      1,612,000
10.375% Sr. Unsec. Sub. Nts., 10/15/15                                 1,610,000      1,646,225
                                                                                   ------------
                                                                                      7,415,600
                                                                                   ------------
SPECIALTY RETAIL--1.9%
Burlington Coat Factory Warehouse Corp., 11.125% Sr. Unsec. Nts.,
4/15/14                                                                5,760,000      5,990,400
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18              4,845,000      4,578,525
                                                                                   ------------
                                                                                     10,568,925
                                                                                   ------------


                      2 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount         Value
                                                                     -----------   ------------
CONSUMER STAPLES--3.2%
FOOD & STAPLES RETAILING--0.7%
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17                          $ 4,464,000   $  3,972,960
                                                                                   ------------
FOOD PRODUCTS--2.3%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16(5)          3,185,000      3,288,513
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17(5,6)                    2,575,000      2,336,813
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14            2,555,000      2,877,569
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%
Sr. Sub. Nts., 4/1/17                                                  2,465,000      2,582,088
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15(5)         1,815,000      1,751,475
                                                                                   ------------
                                                                                     12,836,458
                                                                                   ------------
HOUSEHOLD PRODUCTS--0.2%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18(5)          975,000      1,006,688
                                                                                   ------------
ENERGY--10.9%
ENERGY EQUIPMENT & SERVICES--2.0%
Gibson Energy ULC/GEP Midstream Finance Corp., 10% Sr. Unsec.
Nts., 1/15/18                                                          1,325,000      1,265,375
Global Geophysical Services, Inc., 10.50% Sr. Unsec Nts.,
5/1/17(5)                                                              4,605,000      4,443,825
North American Energy Alliance LLC, 10.875% Sr. Sec. Nts.,
6/1/16(5)                                                              2,945,000      3,048,075
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17(5)               2,380,000      2,427,600
                                                                                   ------------
                                                                                     11,184,875
                                                                                   ------------
OIL, GAS & CONSUMABLE FUELS--8.9%
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts., 10/15/14      2,380,000      2,308,600
Antero Resources Finance Corp., 9.375% Sr. Nts., 12/1/17(5)            3,445,000      3,462,225
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18             4,975,000      5,329,469
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15           1,975,000      1,826,875
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16                           2,245,000      2,390,925
Chaparral Energy, Inc., 8.875% Sr. Unsec. Nts., 2/1/17                 2,635,000      2,437,375
Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 1/15/16               1,720,000      1,756,550
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Nts.,
12/15/17(5)                                                            2,285,000      2,273,575
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875% Sr.
Unsec. Nts., 2/15/18                                                     910,000        913,413
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20(5)                    4,700,000      4,835,125
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15(5)                 4,680,000      4,680,000
Penn Virginia Resource Partners LP, 8.25% Sr. Unsec. Unsub. Nts.,
4/15/18                                                                1,150,000      1,135,625
Petrohawk Energy Corp., 10.50% Sr. Unsec. Nts., 8/1/14                 2,420,000      2,613,600
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15                                            580,000        575,650
9.125% Sr. Unsec. Nts., 8/15/19                                        1,175,000      1,198,500
11.75% Sr. Nts., 1/1/16                                                2,340,000      2,591,550
Range Resources Corp.:
7.50% Sr. Unsec. Unsub. Nts., 10/1/17                                    915,000        927,581
8% Sr. Unsec. Sub. Nts., 5/15/19                                         495,000        519,131
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20(5)                                             3,310,000      3,161,050


                      3 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount         Value
                                                                     -----------   ------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
9.875% Sr. Unsec. Nts., 5/15/16(5)                                   $ 2,445,000   $  2,493,900
Western Refining, Inc., 11.25% Sr. Sec. Nts., 6/15/17(5)               1,555,000      1,422,825
                                                                                   ------------
                                                                                     48,853,544
                                                                                   ------------
FINANCIALS--5.5%
CAPITAL MARKETS--1.5%
E*TRADE Financial Corp., 12.50% Sr. Unsec. Unsub. Nts.,
11/30/17(6)                                                            1,685,000      1,798,738
Graham Packaging Co. LP, 9.875% Sr. Unsec. Sub. Nts., 10/15/14           470,000        482,925
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr.
Nts., 4/1/15(5)                                                        7,740,000      6,114,600
                                                                                   ------------
                                                                                      8,396,263
                                                                                   ------------
COMMERCIAL BANKS--0.6%
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17                             3,570,000      3,230,850
                                                                                   ------------
CONSUMER FINANCE--0.7%
SLM Corp., 8.45% Sr. Unsec. Nts., Series A, 6/15/18                    3,255,000      3,010,123
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts.,
7/15/15(5)                                                               790,000        825,550
                                                                                   ------------
                                                                                      3,835,673
                                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES--0.3%
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31                                  1,555,000      1,442,263
                                                                                   ------------
INSURANCE--1.9%
American General Finance, 6.90% Nts., Series J, 12/15/17               2,300,000      1,842,875
International Lease Finance Corp.:
5.875% Unsec. Unsub. Nts., 5/1/13                                      3,315,000      3,074,663
8.625% Sr. Nts., 9/15/15(5)                                            1,965,000      1,866,750
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16(5)                     3,525,000      3,630,750
                                                                                   ------------
                                                                                     10,415,038
                                                                                   ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.5%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14                         3,625,000      3,090,313
                                                                                   ------------
HEALTH CARE--5.3%
HEALTH CARE EQUIPMENT & SUPPLIES--1.0%
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17(6)                     2,160,000      2,332,800
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub.
Nts., 2/1/16                                                           1,605,000      1,576,913
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15(6)      1,445,000      1,430,550
                                                                                   ------------
                                                                                      5,340,263
                                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES--3.5%
Apria Healthcare Group, Inc., 12.375% Sr. Sec. Nts., 11/1/14(5)        2,580,000      2,767,050
Capella Healthcare, Inc., 9.25% Sr. Unsec. Nts., 7/1/17(5)               405,000        410,063
Catalent Pharma Solutions, Inc., 8.956% Sr. Unsec. Nts.,
4/15/15(6)                                                             2,149,208      2,057,867
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15        1,485,000      1,535,119
HCA, Inc., 6.375% Nts., 1/15/15                                        1,735,000      1,628,731
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16                     1,425,000      1,546,125
OnCure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17(5)                1,140,000      1,074,450


                      4 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount         Value
                                                                     -----------   ------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Radiation Therapy Services, Inc., 9.875% Sr. Sub. Nts., 4/15/17(5)   $ 1,330,000   $  1,283,450
Rural/Metro Corp., 0%/12.75% Sr. Unsec. Nts., 3/15/16(7)               2,820,000      2,985,675
US Oncology Holdings, Inc., 6.643% Sr. Unsec. Nts., 3/15/12(4,6)       2,126,000      1,987,810
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
8% Sr. Nts., 2/1/18                                                    2,180,000      2,103,700
                                                                                   ------------
                                                                                     19,380,040
                                                                                   ------------
HEALTH CARE TECHNOLOGY--0.3%
Merge Healthcare, Inc., 11.75% Sr. Sec. Nts., 5/1/15(5)                1,610,000      1,593,900
                                                                                   ------------
PHARMACEUTICALS--0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts.,
11/15/14                                                               2,700,000      2,848,500
                                                                                   ------------
INDUSTRIALS--13.0%
AEROSPACE & DEFENSE--2.9%
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17(5,8)      2,100,000      2,115,750
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts.,
4/1/15                                                                 8,205,000      6,615,281
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18(5)                3,905,000      4,002,625
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11                 3,585,000      3,602,925
                                                                                   ------------
                                                                                     16,336,581
                                                                                   ------------
AIRLINES--2.1%
Delta Air Lines, Inc.:
9.50% Sr. Sec. Nts., 9/15/14(5)                                          770,000        812,350
12.25% Sr. Sec. Nts., 3/15/15(5)                                       5,475,000      5,871,938
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien Nts., 11/1/13(3)         4,955,000      5,177,975
                                                                                   ------------
                                                                                     11,862,263
                                                                                   ------------
BUILDING PRODUCTS--1.6%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14                     5,025,000      5,150,625
Goodman Global Group, Inc., 11.909% Sr. Nts., 12/15/14(5,9)            2,010,000      1,236,150
Ply Gem Industries, Inc., 13.125% Sr. Sub. Nts., 7/15/14(5)            2,185,000      2,223,238
                                                                                   ------------
                                                                                      8,610,013
                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B,
11/15/05(1,2)                                                          4,000,000             --
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14                            4,200,000      4,242,000
                                                                                   ------------
                                                                                      4,242,000
                                                                                   ------------
MACHINERY--1.4%
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18                   3,405,000      3,626,325
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16(5)                  2,345,000      2,292,238
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                         2,125,000      1,976,250
                                                                                   ------------
                                                                                      7,894,813
                                                                                   ------------
MARINE--0.6%
Marquette Transportation Co., 10.875% Sr. Sec. Nts., 1/15/17(5)        3,275,000      3,225,875
                                                                                   ------------
PROFESSIONAL SERVICES--0.7%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15(5)               3,555,000      3,395,025
                                                                                   ------------


                      5 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount         Value
                                                                     -----------   ------------
PROFESSIONAL SERVICES CONTINUED
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec.
Nts., 6/15/18(5)                                                     $   645,000   $    670,800
                                                                                   ------------
                                                                                      4,065,825
                                                                                   ------------
ROAD & RAIL--1.5%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14                                 2,160,000      2,089,800
9.625% Sr. Nts., 3/15/18(5)                                              310,000        314,650
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16                       1,040,000      1,084,200
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15(5)                5,109,000      4,687,508
                                                                                   ------------
                                                                                      8,176,158
                                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS--1.4%
Ashtead Capital, Inc., 9% Nts., 8/15/16(5)                               985,000        970,225
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15(5)                    975,000        970,125
NES Rentals Holdings, Inc., 12.25% Sr. Sec. Nts., 4/15/15(5)           3,000,000      2,580,000
United Rentals North America, Inc.:
7% Sr. Unsec. Unsub. Nts., 2/15/14                                     2,055,000      1,941,975
9.25% Sr. Unsec. Unsub. Nts., 12/15/19                                 1,130,000      1,144,125
                                                                                   ------------
                                                                                      7,606,450
                                                                                   ------------
INFORMATION TECHNOLOGY--6.9%
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.7%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts.,
8/1/16                                                                 4,580,000      4,797,550
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16                        4,410,000      4,365,900
                                                                                   ------------
                                                                                      9,163,450
                                                                                   ------------
INTERNET SOFTWARE & SERVICES--0.6%
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15(3,8)                     1,620,000      1,628,100
Telcordia Technologies, Inc., 11% Sr. Sec. Nts., 5/1/18(5)             1,660,000      1,585,300
                                                                                   ------------
                                                                                      3,213,400
                                                                                   ------------
IT SERVICES--2.3%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15                       2,140,000      1,942,050
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15                      5,695,000      4,356,675
SunGard Data Systems, Inc.:
10.25% Sr. Unsec. Sub. Nts., 8/15/15                                   4,398,000      4,562,925
10.625% Sr. Unsec. Unsub. Nts., 5/15/15                                1,500,000      1,610,625
                                                                                   ------------
                                                                                     12,472,275
                                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.3%
Freescale Semiconductor, Inc.:
8.875% Sr. Unsec. Nts., 12/15/14                                       3,025,000      2,775,438
9.25% Sr. Sec. Nts., 4/15/18(5)                                        2,805,000      2,783,963
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/18/14                                         3,320,000      3,062,700
9.50% Sr. Unsec. Unsub. Nts., 10/15/15                                 5,130,000      4,309,200
                                                                                   ------------
                                                                                     12,931,301
                                                                                   ------------
MATERIALS--10.5%
CHEMICALS--2.6%
Hexion US Finance Corp./Hexion Nova Scota Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18                                           4,700,000      4,265,250


                      6 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount         Value
                                                                     -----------   ------------
CHEMICALS CONTINUED
9.75% Sr. Sec. Nts., 11/15/14                                        $ 1,765,000   $  1,676,750
Huntsman International LLC, 8.625% Sr. Sub. Nts., 3/15/20(5)           1,650,000      1,530,375
Lyondell Chemical Co., 11% Sr. Sec. Nts., 5/1/18                       2,981,898      3,212,995
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub.
Nts., 12/1/16                                                          4,320,000      3,834,000
                                                                                   ------------
                                                                                     14,519,370
                                                                                   ------------
CONTAINERS & PACKAGING--2.5%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14            5,605,000      5,422,838
Graphic Packing International, Inc., 9.50% Sr. Unsec. Unsub.
Nts., 6/15/17                                                          3,285,000      3,449,250
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13(1,2)                              1,060,000        826,800
8.25% Sr. Unsec. Nts., 10/1/12(1,2)                                    2,070,000      1,630,125
Smurfit-Stone Container Corp., 8% Sr. Unsec. Unsub. Nts.,
3/15/17(1,2)                                                           2,060,000      1,601,650
Stone Container Corp., 8.375% Sr. Nts., 7/1/12(1,2)                    1,065,000        833,363
                                                                                   ------------
                                                                                     13,764,026
                                                                                   ------------
METALS & MINING--1.1%
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15(5)                   2,115,000      1,797,750
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15(4)                       1,650,000      1,600,500
United Maritime LLC/United Maritime Group Finance Corp., 11.75%
Sr. Sec. Nts., 6/15/15(5)                                              2,875,000      2,731,250
                                                                                   ------------
                                                                                      6,129,500
                                                                                   ------------
PAPER & FOREST PRODUCTS--4.3%
Abitibi-Consolidated Co. of Canada:
6% Sr. Unsec. Unsub. Nts., 6/20/13(1,2)                                2,330,000        343,675
7.75% Sr. Unsec. Bonds, 8/1/30(1,2)                                    2,185,000        322,288
8.375% Sr. Unsec. Sub. Nts., 4/1/15(1,2)                               2,330,000        343,675
Abitibi-Consolidated, Inc., 8.85% Unsec. Bonds, 8/1/30(1,2)            1,165,000        171,838
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15(5)                5,725,000      5,438,750
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec. Nts.,
1/15/11(1,2)                                                           1,475,000        413,000
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13(1,2)                                    3,785,000      1,267,975
9% Sr. Unsec. Nts., 8/1/09(1,2)                                          970,000        324,950
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16(5)                   3,372,000      2,663,880
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14                         6,860,000      6,259,750
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14                                           1,810,000      1,737,600
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16                         5,075,000      4,351,813
                                                                                   ------------
                                                                                     23,639,194
                                                                                   ------------
TELECOMMUNICATION SERVICES--7.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.5%
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12       1,665,000      1,623,375
Cincinnati Bell, Inc., 8.25% Sr. Nts., 10/15/17                        1,440,000      1,353,600


                      7 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount         Value
                                                                     -----------   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15(5)                  $ 2,675,000   $  2,848,875
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17                  2,880,000      2,930,400
Intelsat Jackson Holdings SA, 11.25% Sr. Unsec. Nts., 6/15/16          1,440,000      1,540,800
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16(5)                    4,565,000      4,405,225
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14         3,955,000      3,608,938
New Communications Holdings, Inc., 8.50% Sr. Nts., 4/15/20(5)          1,330,000      1,339,975
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15            3,940,000      3,851,350
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16                1,570,000      1,589,625
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(1,2)            4,500,000              5
                                                                                   ------------
                                                                                     25,092,168
                                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--3.2%
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr.
Sec. Nts., 12/1/15(5)                                                  2,670,000      2,659,988
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts., 11/1/14          5,060,000      5,161,200
MetroPCS Wireless, Inc., 9.25% Sr. Unsec. Nts., 11/1/14                4,310,000      4,460,850
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15         1,385,000      1,322,675
Sprint Capital Corp., 8.75% Nts., 3/15/32                              2,705,000      2,596,800
Sprint Nextel Corp., 8.375% Sr. Unsec. Unsub. Nts., 8/15/17            1,445,000      1,452,225
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(1,2)                          4,550,000             --
                                                                                   ------------
                                                                                     17,653,738
                                                                                   ------------
UTILITIES--2.6%
ELECTRIC UTILITIES--1.0%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                     5,415,000      3,492,675
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17         1,240,000        923,800
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec.
Nts., Series A, 11/1/15                                                1,930,000      1,283,450
                                                                                   ------------
                                                                                      5,699,925
                                                                                   ------------
ENERGY TRADERS--1.6%
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16                  1,600,000      1,274,000
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20(5)            1,970,000      1,970,000
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                                               1,660,000      1,647,550
7.375% Sr. Nts., 2/1/16                                                1,460,000      1,456,350
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14           2,175,000      2,153,250
                                                                                   ------------
                                                                                      8,501,150
                                                                                   ------------
Total Corporate Bonds and Notes (Cost $519,340,431)                                 479,491,072
                                                                                   ------------
LOAN PARTICIPATIONS--3.8%
American Capital, Sr. Sec. Credit Facilities Revolving Term Loan,
6.75%, 5/16/12(4,8)                                                    3,445,000      3,436,388
CIT Group, Inc., Sr. Sec. Credit Facilities Expansion Term Loan,
Tranche 2A, 9.50%, 1/18/12(4)                                          3,822,389      3,914,603
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term
Loan:
Tranche 3L, 3.195%, 10/19/15(4,6,8)                                    1,662,712        833,019
Tranche B, 3.195%, 10/19/15(4,6)                                         495,000        247,995
Tranche B, 3.195%, 10/19/15(4,6)                                       3,872,007      1,939,876


                      8 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount         Value
                                                                     -----------   ------------
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 12.50%, 7/20/15                                           $ 7,785,000   $  8,111,970
Six Flags, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term
Loan, 9.25%, 10/8/16(4)                                                2,555,000      2,548,613
                                                                                   ------------
Total Loan Participations (Cost $20,589,369)                                         21,032,464
                                                                                   ------------

                                                                        Shares
                                                                     -----------
PREFERRED STOCKS--1.3%
Ally Financial, Inc., 7%, Non-Vtg.(2,5)                                    3,449      2,681,059
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(2,6)                247,589             --
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B,
Non-Vtg.(2)                                                               43,000             --
Greektown Holdings LLC, Preferred Stock(2)                                41,630      4,704,190
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(2,6)                     3,728             --
                                                                                   ------------
Total Preferred Stocks (Cost $18,447,276)                                             7,385,249
                                                                                   ------------
COMMON STOCKS--2.0%
American Media, Inc.(2,3)                                                 72,268              7
Charter Communications, Inc., Cl. A(2)                                   205,978      7,271,023
Dana Holding Corp.(2)                                                    118,309      1,183,090
Global Aviation Holdings, Inc.(2)                                             45         45,000
Orbcomm, Inc.(2)                                                          12,519         22,785
Premier Holdings Ltd.(2)                                                 288,828             --
Solutia, Inc.(2)                                                          96,766      1,267,635
Sprint Nextel Corp.(2)                                                   252,539      1,070,749
                                                                                   ------------
Total Common Stocks (Cost $10,545,062)                                               10,860,289
                                                                                   ------------

                                                                        Units
                                                                     -----------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
AboveNet, Inc. Wts., Strike Price $24, Exp. 9/8/10 (2)                       119          8,330
ASG Consolidated LLC/American Seafoods Group Wts., Strike Price
$0.01, Exp. 5/15/18 (2,5)                                                  2,580        194,790
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11
(2)                                                                        5,633             56
                                                                                   ------------
Total Rights, Warrants and Certificates (Cost $61,173)                                  203,176
                                                                                   ------------

                                                                       Shares
                                                                     -----------
INVESTMENT COMPANIES--6.1%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares,
0.00% (10,11)                                                             20,934         20,934
Oppenheimer Institutional Money Market Fund, Cl. E,
0.28% (10,12)                                                         33,579,745     33,579,745
                                                                                   ------------
Total Investment Companies (Cost $33,600,679)                                        33,600,679
                                                                                   ------------


                      9 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                    Value
                                                                ------------
TOTAL INVESTMENTS, AT VALUE (COST $605,765,592)         100.0%  $552,593,718
LIABILITIES IN EXCESS OF OTHER ASSETS                      --       (212,052)
                                                  -----------   ------------
NET ASSETS                                              100.0%  $552,381,666
                                                  ===========   ============

FOOTNOTES TO STATEMENT OF INVESTMENTS

(1.) Issue is in default. See accompanying Notes.

(2.) Non-income producing security.

(3.) Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $8,984,871, which represents 1.63% of the Fund's net assets.

See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                             UNREALIZED
                                                  ACQUISITION                               APPRECIATION
SECURITY                                             DATE          COST         VALUE      (DEPRECIATION)
-----------------------------------------------   -----------   -----------   ----------   --------------
American Media, Inc.                                 2/2/09     $ 1,601,001   $        7    $(1,600,994)
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15        6/29/10      1,605,047    1,628,100         23,053
Libbey Glass, Inc., 10% Sr. Sec. Nts., 2/15/15       1/28/10      2,037,645    2,158,000        120,355
   NC Finance Trust, Collateralized Mtg.
Obligation Pass-Through Certificates, Series
   1999-I, Cl. ECFD, 3.405%, 1/25/29                 2/24/99       435,476       20,789       (414,687)
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien        1/11/10-
Nts., 11/1/13                                        6/1/10       4,940,726    5,177,975        237,249
                                                                -----------   ----------    -----------
                                                                $10,619,895   $8,984,871    $(1,635,024)
                                                                ===========   ==========    ===========

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $185,453,635 or 33.57% of the Fund's net assets as of June 30, 2010.

(6.) Interest or dividend is paid-in-kind, when applicable.

(7.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(8.) When-issued security or delayed delivery to be delivered and settled after June 30, 2010. See accompanying Notes.

(9.) Zero coupon bond reflects effective yield on the date of purchase.

(10.) Rate shown is the 7-day yield as of June 30, 2010.

(11.) Interest rate is less than 0.0005%.

(12.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                          SHARES                                    SHARES
                                         SEPTEMBER        GROSS        GROSS         JUNE
                                         30, 2009      ADDITIONS    REDUCTIONS     30, 2010
                                         ----------   -----------   ------------  ----------
Oppenheimer Institutional Money Market
   Fund, Cl. E                           52,648,302   445,689,212   464,757,769   33,579,745

                                            VALUE      INCOME
                                         -----------   -------
Oppenheimer Institutional Money Market
   Fund, Cl. E                           $33,579,745   $72,242


                     10 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of June 30, 2010 based on valuation input level:

                                                      LEVEL 2--
                                      LEVEL 1--        OTHER         LEVEL 3--
                                     UNADJUSTED     SIGNIFICANT     SIGNIFICANT
                                       QUOTED       OBSERVABLE     UNOBSERVABLE
                                       PRICES         INPUTS          INPUTS         VALUE
                                    ------------   -------------   -------------  -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities              $        --    $     20,789     $     --     $     20,789
Corporate Bonds and Notes                     --     479,076,003      415,069      479,491,072
Loan Participations                           --      21,032,464           --       21,032,464
Preferred Stocks                              --       7,385,249           --        7,385,249
Common Stocks                         10,815,282               7       45,000       10,860,289
Rights, Warrants and Certificates          8,330         194,790           56          203,176
Investment Companies                  33,600,679              --           --       33,600,679
                                     -----------    ------------     ---------    ------------
Total Assets                         $44,424,291    $507,709,302     $ 460,125    $552,593,718
                                     -----------    ------------     --------     ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value          $        --    $   (159,402)    $     --     $   (159,402)
                                     -----------    ------------     --------     ------------
Total Liabilities                    $        --    $   (159,402)    $     --     $   (159,402)
                                     -----------    ------------     --------     ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

CREDIT DEFAULT SWAP CONTRACTS AS OF JUNE 30, 2010 ARE AS FOLLOWS:

                                                              PAY/                   UPFRONT
                                      BUY/SELL    NOTIONAL   RECEIVE                 PAYMENT
REFERENCE ENTITY/                      CREDIT      AMOUNT     FIXED    TERMINATION   RECEIVED/                UNREALIZED
SWAP COUNTERPARTY                    PROTECTION   (000'S)     RATE        DATE        (PAID)       VALUE     DEPRECIATION
----------------------------------   ----------   --------   -------   -----------   ---------   ---------   ------------
CDX NORTH AMERICA HIGH YIELD
INDEX, SERIES 13
JPMorgan Chase Bank NA, NY Branch          Sell    $8,910       5%       12/20/14     $60,879    $(159,402)     $98,523
                                                   ------                             -------    ---------      -------
                                          Total     8,910                              60,879     (159,402)      98,523
                                                                                      -------    ---------      -------
                                                                    Grand Total Buys       --           --           --
                                                                    Grand Total Sells  60,879     (159,402)      98,523
                                                                                      -------    ---------      -------
                                                              Total Credit Default
                                                                 Swaps                $60,879    $(159,402)     $98,523
                                                                                      =======    =========      =======


                     11 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                 TOTAL MAXIMUM
                                                    POTENTIAL
                                                  PAYMENTS FOR                   REFERENCE
                                                 SELLING CREDIT                    ASSET
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD     PROTECTION        AMOUNT        RATING
PROTECTION                                       (UNDISCOUNTED)   RECOVERABLE*    RANGE**
----------------------------------------------   --------------   ------------   ---------
Non-Investment Grade Corporate Debt Indexes        $8,910,000          $--           B+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.


                      12 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities       $8,378,754
Sold securities             1,314,832

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of June 30, 2010 is as follows:

Cost                                $56,372,537
Market Value                        $11,929,714
Market Value as a % of Net Assets          2.16%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


                      13 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.


                      14 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of June 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $159,402 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of June 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").


                      15 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $608,447,882
Federal tax cost of other investments        (60,879)
                                        ------------
Total federal tax cost                  $608,387,003
                                        ============
Gross unrealized appreciation           $ 19,446,500
Gross unrealized depreciation            (75,399,187)
                                        ------------
Net unrealized depreciation             $(55,952,687)
                                        ============


                      16 | Oppenheimer Champion Income Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Champion Income Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 08/09/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 08/09/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 08/09/2010